UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 19, 2010

SAFEWAY INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-00041	94-3019135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5918 Stoneridge Mall Road, Pleasanton, California	94588-3229
(Address of Principal Executive Offices)	(Zip Code)

(925) 467-3000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 19, 2010, a management proposal to amend Article VIII of the Restated Certificate of Incorporation of Safeway Inc. (the “Company”) to give holders of at least 25% of the Company’s outstanding capital stock the right to call a special meeting of stockholders was approved by the Company’s stockholders. Prior to the amendment, holders of at least 50% of the Company’s outstanding capital stock had the right to call a special meeting. A corresponding amendment to Article II, Section 6 of the Company’s By-Laws was previously adopted by the Company’s Board of Directors and became effective upon stockholder approval of the amendment to the Restated Certificate of Incorporation.

A copy of the Certificate of Amendment to the Company’s Restated Certificate of Incorporation is attached as Exhibit 3(i). A copy of the Company’s By-laws, as amended, is attached as Exhibit 3(ii).

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Our Annual Meeting of Stockholders was held on May 19, 2010, at which the stockholders voted on proposals as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 1. Election of Directors.

Steven A. Burd	291,872,045	9,093,390	138,034	25,384,734

Janet E. Grove	298,791,280	2,205,394	106,794	25,384,734

Mohan Gyani	297,481,050	3,473,662	148,756	25,384,734

Paul Hazen	293,530,888	7,425,135	147,446	25,384,734

Frank C. Herringer	297,348,995	3,605,450	149,024	25,384,734

Kenneth W. Oder	289,245,209	11,716,263	141,996	25,384,734

Arun Sarin	299,211,263	1,739,386	152,819	25,384,734

Michael S. Shannon	299,211,855	1,745,748	145,866	25,384,734

William Y. Tauscher	297,275,978	3,682,263	145,227	25,384,734

Proposal 2. Approval of Amendment to Restated Certificate of Incorporation Regarding Right of Holders of At Least Twenty-Five Percent of Shares to Call a Special Meeting of Stockholders	324,910,871	1,346,784	230,547	N/A

Proposal 3. Ratification of Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2010.	316,571,462	9,709,689	207,051	N/A

Proposal 4. Stockholder Proposal Regarding Cumulative Voting.	81,802,051	219,118,670	182,748	25,384,734

Proposal 5. Stockholder Proposal Regarding Principles about Global Warming.	17,086,959	201,972,235	82,044,275	25,384,734

Proposal 6. Stockholder Proposal Regarding Death Benefits.	122,180,373	178,731,988	191,108	25,384,734

Proposal 7. Stockholder Proposal Regarding Methods of Poultry Slaughter	3,310,864	219,460,085	78,332,520	25,384,734

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3(i)	Certificate of Amendment of Restated Certificate of Incorporation of Safeway Inc.

3(ii)	Amended and Restated By-Laws of Safeway Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFEWAY INC.
(Registrant)

Date: May 24, 2010	By:	/s/ Robert A. Gordon
	Name:	Robert A. Gordon
	Title:	Senior Vice President,
Secretary & General Counsel

EXHIBIT INDEX

Exhibit No.
3(i)	Certificate of Amendment of Restated Certificate of Incorporation of Safeway Inc.

3(ii)	Amended and Restated By-Laws of Safeway Inc.

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